EXHIBIT 99.1
[GRAPHIC OMITTED][GRAPHIC OMITTED]

Investor Contact:          Kurt Harrington 703.312.9647 or kharrington@fbr.com
Media Contacts:            Bob Leahy 703.312.9745 or bleahy@fbr.com or
                           Bill Dixon 703.469.1092 or bdixon@fbr.com

          FBR Reports Second Quarter 2003 Net Income of $58.8 Million,
                      or $.43 per Share (Basic and Diluted)

ARLINGTON, Va., July 29, 2003 - Friedman, Billings, Ramsey Group, Inc. (NYSE:
FBR) today reported net income after tax of $58.8 million, or $.43 (basic and diluted) per share on gross revenues of $148.4 million for the quarter ended June 30, 2003, compared to net income of $17.8 million, or $.39 (basic), $.36 (diluted) per share on gross revenues of $73.3 million for the second quarter of 2002.

On March 31, 2003, FBR completed its merger with FBR Asset Investment Corporation, forming a new company known as Friedman, Billings, Ramsey Group, Inc. Accordingly, the company also is disclosing its results on a pro forma basis, in accordance with SEC Regulation S-X, Article 11, assuming the merger had occurred on January 1, 2002. On this basis, for the quarter ended June 30, 2002 the company reported pro forma net income before extraordinary gain of $31.6 million, or $.30 (basic), $.29 (diluted) per share on pro forma gross revenues of $98.8 million.

"The quarter visibly demonstrated our merged company's business model, with our balance sheet businesses more than covering our $.34 quarterly dividend, and our capital markets and asset management businesses retaining approximately $10 million in after-tax earnings and maintaining the company's dynamic growth characteristic," said Co-Chairman and Co-CEO Emanuel J. Friedman. "During the quarter, we grew the mortgage-backed securities (MBS) portfolio from only $5.0 billion at March 31 to $8.1 billion at June 30, with an average spread during the quarter of 1.99%. At these levels, we reasonably expect our balance sheet businesses alone to cover our dividend."

"We are extremely pleased by the impact that the merger has already had on our business, particularly investment banking, institutional brokerage and merchant banking," said Co-Chairman and Co-CEO Eric F. Billings. "While we expected to see these benefits over time, it seems that the merger has already transformed our company, and our customers'understanding of the company and the unique strengths of our franchise in the very first quarter after the merger. For example, our investment banking backlog exceeds anything we have seen in our history."

In the investment banking business, FBR completed four lead-managed equity offerings totaling $1.1 billion during the quarter, including an $804 million IPO for American Financial Realty (AFR), the largest IPO of the year. FBR ranks as the number two lead-managing IPO underwriter in the United States for the first six months of 2003, with a market share in excess of 30%, according to CommScan Equidesk (ranked by dollar volume). For the six months ended June 30, 2003, FBR is the number one ranked lead managing underwriter in after-market performance for United States equity offerings, according to CommScan Equidesk.

"The level of activity continues to grow and extends across all of our industry sectors. Since the beginning of the third quarter, we have already completed or are currently marketing lead-managed equity offerings with an aggregate transaction value in excess of $1.1 billion - more than the entire second quarter. This includes a $202 million IPO for a security alarm monitoring company in our diversified industries sector that was completed today," said J. Rock Tonkel, Executive Vice President and Head of Investment Banking. "We attribute this to a number of factors, including the merger, the strength of our institutional distribution - as evidenced last quarter by our IPO ranking, the aftermarket performance of our underwritten transactions, and our growing issuer franchise, including repeat business for existing clients."

Investment banking revenue for the quarter was $42.8 million. In the institutional brokerage business, volumes continued to grow despite a difficult environment for our industry. Brokerage revenue for the quarter was $19.6 million.

In its asset management business, FBR recorded fee revenues of $6.5 million, including base fees of $5.4 million and non-cash incentive income of $1.1 million. Net assets under management totaled $1.7 billion at June 30, 2003, representing a 6.4% increase over the preceding 12 months (excluding FBR Asset), and a 16.0% increase from March 31, 2003. FBR recognized mark to market gain of $8.9 million on its investments in alternative asset funds, which is recorded in its asset management revenues.

FBR's merchant banking portfolio and other long term investments totaled $236.2 million, or approximately 20.8% of the company's equity, at June 30, 2003. Of this total, $164.4 million was held in the merchant banking portfolio, $53.1 million was held in alternative asset funds and $18.7 million was held in broker-dealer investments. FBR generated realized gains and dividends of $12.1 million in its merchant banking business during the quarter ended June 30, 2003. Additionally, the company had unrealized gains in the merchant banking portfolio of $56.2 million at June 30, 2003.

The company's mortgaged-backed securities (MBS) portfolio averaged $6.2 billion during the quarter ended June 30, 2003. The weighted average annualized yield of FBR's MBS portfolio was 3.25% during the quarter and the company's weighted average cost of financing for the mortgage-backed securities was 1.26% (including the cost of hedging) resulting in an average net interest spread of 1.99%. The average one month constant prepayment rate (CPR) was 35 during the quarter. The premium of the MBS portfolio was 2.4% and unrealized gains were $34.8 million as of June 30, 2003. Included in this result are non-cash purchase accounting adjustments from the merger which reduced the company's net interest spread by 10.5 basis points.

Subsequent to June 30, 2003, certain of the company's interest rate swaps, representing approximately $3 billion of one-year swaps with a cash basis funding cost of 2.15% expired. The company has entered into one year interest rate swaps on $2 billion of funding with a start date of October 2003 and a funding cost of 1.31%. At June 30, 2003, the company continued to maintain a low effective duration of 1.15 in its mortgage-backed securities portfolio. As of June 30, 2003 the company owned no fixed rate mortgage pools in its portfolio, and continued to own only adjustable rate mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac, or Ginnie Mae.

FBR had 136.1 million common shares outstanding, shareholders' equity of $1.1 billion, and book value per share of $8.35 as of June 30, 2003, compared with
46.5 million common shares outstanding, shareholders' equity of $245.2 million and book value per share of $5.28 as of December 31, 2002.

Friedman, Billings, Ramsey Group, Inc. is a national investment bank that provides investment banking, institutional brokerage, asset management, and private client services through its operating subsidiaries and invests in mortgage backed securities and merchant banking opportunities. FBR focuses capital and financial expertise on six industry sectors: financial services, real estate, technology, healthcare, energy and diversified industries. FBR, headquartered in the Washington, D.C. metropolitan area, with offices in Arlington, Va. and Bethesda, Md., also has offices in Atlanta, Boston, Charlotte, Chicago, Cleveland, Denver, Irvine, London, New York, Portland, San Francisco, Seattle, and Vienna. FBR has elected REIT tax status. For more information, see http://www.fbr.com.

Investment banking and institutional brokerage provided in the United States by Friedman, Billings, Ramsey & Co., Inc.\

A live webcast of FBR's conference call will be available at 9:00am on July 30, 2003 (Eastern Time) via http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR. Replays of the webcast will be available afterward.

The company believes that the pro forma information about the merger set forth above when read in configuration with the company's GAAP financial information, can provide useful supplemental information for investors analyzing period to period comparisons of the company's results.

Financial data follows.


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)
                                                      Quarter ended
                                                        June 30,

                                             2003       %      2002       %
    REVENUES:
    Investment banking                      $42,791   33.2%   $36,670   50.4%
    Institutional brokerage                  19,625   15.2%    18,326   25.2%
    Asset management
      Base fees                               5,369    4.2%     7,633   10.5%
      Incentive and investment income        10,101    7.8%    11,419   15.7%
      Technology sector investment and
       incentive loss                           (66)  -0.1%    (2,432)  -3.3%
    Principal investment
      Interest                               49,088   38.1%         -    0.0%
      Realized gains                         17,770   13.8%         -    0.0%
      Dividends                               1,542    1.2%         -    0.0%
    Other                                     2,219    1.7%     1,638    2.2%
                                           --------- -------  -------- -------
            Gross revenues                  148,439  115.3%    73,254  100.6%
    Interest expense                         19,721   15.3%       430    0.6%
                                           --------- -------  -------- -------
            Net revenues                    128,718  100.0%    72,824  100.0%
                                           --------- -------  -------- -------
    EXPENSES:
    Compensation and benefits                42,841   33.3%    38,411   52.7%
    Business development and professional
     services                                10,678    8.3%     7,982   11.0%
    Other                                    10,246    8.0%     8,652   11.9%
                                           --------- -------  -------- -------
            Total expenses                   63,765   49.5%    55,045   75.6%
                                           --------- -------  -------- -------
            Net income before income taxes   64,953   50.5%    17,779   24.4%

    Income tax provision                      6,181    4.8%         -    0.0%
                                           --------- -------  -------- -------
            Net income                       58,772   45.7%    17,779   24.4%
                                           ========= =======  ======== =======
    Basic earnings per share                  $0.43             $0.39
                                           ========= =======  ======== =======
    Diluted earnings per share                $0.43             $0.36
                                           ========= =======  ======== =======
    Weighted average shares  - basic        135,467            45,944
                                           ========= =======  ======== =======
    Weighted average shares  - diluted      136,190            48,772
                                           ========= =======  ======== =======



FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)

                                                   Six Months ended
                                                       June 30,

                                            2003       %      2002       %
    REVENUES:
    Investment banking                     $60,530   34.3%   $60,645   47.8%
    Institutional brokerage                 30,913   17.5%    34,129   26.9%
    Asset management
      Base fees                             13,060    7.4%    13,629   10.7%
      Incentive and investment income       18,306   10.4%    19,224   15.2%
      Technology sector investment and
       incentive loss                         (503)  -0.3%    (3,531)  -2.8%
    Principal investment
      Interest                              51,583   29.2%       -      0.0%
      Realized gains                        17,829   10.1%       -      0.0%
      Dividends                              2,483    1.4%       -      0.0%
    Other                                    3,777    2.1%     3,528    2.8%
                                           -------- -------  -------- -------
           Gross revenues                  197,978  112.1%   127,624  100.6%
    Interest expense                        21,367   12.1%       800    0.6%
                                           -------- -------  -------- -------
           Net revenues                    176,611  100.0%   126,824  100.0%
                                           -------- -------  -------- -------
    EXPENSES:
    Compensation and benefits               67,645   38.3%    69,730   55.0%
    Business development and professional
     services                               16,557    9.4%    14,394   11.3%
    Other                                   18,890   10.7%    16,032   12.6%
                                           -------- -------  -------- -------
           Total expenses                  103,092   58.4%   100,156   79.0%
                                           -------- -------  -------- -------
           Net income before income taxes
            and extraordinary gain          73,519   41.6%    26,668   21.0%

    Income tax provision                     9,024    5.1%         -    0.0%
                                           -------- -------  -------- -------
           Net income before extraordinary
            gain                            64,495   36.5%    26,668   21.0%

           Extraordinary gain                    -    0.0%     1,413    1.1%
                                           -------- -------  -------- -------
           Net income                      $64,495   36.5%   $28,081   22.1%
                                           ======== =======  ======== =======
    Basic earnings per share before
     extraordinary gain                      $0.70             $0.58
                                           ========          ========
Diluted earnings per share before
     extraordinary gain                      $0.69             $0.56
                                           ========          ========
    Basic earnings per share                 $0.70             $0.61
                                           ========          ========
    Diluted earnings per share               $0.69             $0.59
                                           ========          ========
    Weighted average shares  - basic        92,502            45,804
                                           ========          ========
    Weighted average shares  - diluted      92,821            47,500
                                           ========          ========


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement -Operating Results (unaudited)
(Dollars in thousands, except per share data)

                                             YTD 2003     Q-2 03      Q-1 03
    Revenues
    Investment banking:
      Underwriting                            $32,763     $23,975      $8,788
      Corporate finance                        19,102      13,383       5,719
      Investment gains                          8,665       5,433       3,232
    Institutional brokerage:
      Principal transactions                   10,327       6,576       3,751
      Agency commissions                       20,586      13,049       7,537
    Asset management:
      Base management fees                     13,060       5,369       7,691
      Incentive income                          6,712       1,133       5,579
      Net investment income (loss)             11,594       8,968       2,626
      Technology sector investment and
       incentive income (loss)                   (503)        (66)       (437)
    Principal investment:
      Interest                                 51,583      49,088       2,495
      Realized gains                           17,829      17,770          59
      Dividends                                 2,483       1,542         941
    Other                                       3,777       2,219       1,558
                                              --------    --------    --------
         Total revenues                       197,978     148,439      49,539
                                              --------    --------    --------
    Expenses
    Compensation and benefits                  67,645      42,841      24,804
    Business development & professional
     services                                  16,557      10,678       5,879
    Clearing and brokerage fees                 2,980       1,748       1,232
    Occupancy & equipment                       4,416       2,217       2,199
    Communications                              4,437       2,228       2,209
    Interest expense                           21,367      19,721       1,646
    Other operating expenses                    7,057       4,053       3,004
                                              --------    --------    --------
         Total expenses                       124,459      83,486      40,973
                                              --------    --------    --------
    Net income before taxes and
     extraordinary gain                        73,519      64,953       8,566

    Income tax provision                        9,024       6,181       2,843
                                              --------    --------    --------
    Net income before extraordinary gain      $64,495     $58,772      $5,723

    Extraordinary gain                            -           -           -
    Income tax provision on extraordinary
     gain                                         -           -           -
                                              -------     --------    --------
    Net income                                $64,495     $58,772      $5,723
                                              =======     ========    ========
    Net income before taxes and
     extraordinary gain as a percentage of
     revenue                                    37.1%       43.8%       17.3%

    ROE (annualized)                            18.7%       21.9%        3.6%

    Total shareholders' equity             $1,136,093  $1,136,093  $1,011,647

    Basic earnings per share                    $0.70       $0.43       $0.12
    Diluted earnings per share                  $0.69       $0.43       $0.12

    Ending shares outstanding (in
     thousands)                               136,087     136,087     131,576

    Book value per share                        $8.35       $8.35       $7.69

    Gross assets under management (in
     millions)
    Managed accounts                            $69.6       $69.6      $818.8
    Hedge & offshore funds                      234.8       234.8       237.5
    Mutual funds                              1,419.6     1,419.6     1,196.8
    Private equity funds                         32.5        32.5        32.7
    Technology sector funds                      44.8        44.8        49.7
         Total                               $1,801.3    $1,801.3    $2,335.5

    Net assets under management (in
     millions)
    Managed accounts                            $69.6       $69.6       $82.7
    Hedge & offshore funds                      196.8       196.8       159.4
    Mutual funds                              1,410.5     1,410.5     1,191.6
    Private equity funds                         30.9        30.9        28.6
    Technology sector funds                      40.4        40.4        45.4
         Total                               $1,748.2    $1,748.2    $1,507.7

    Productive assets under management (in
     millions)
    Managed accounts                            $69.6       $69.6      $818.8
    Hedge & offshore funds                      196.8       196.8       159.4
    Mutual funds                              1,410.5     1,410.5     1,191.6
    Private equity funds                         88.1        88.1        90.9
    Technology sector funds                      89.5        89.5       249.2
         Total                               $1,854.5    $1,854.5    $2,509.9

    Employee count                                500         500         493


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement -Operating Results (unaudited)
(Dollars in thousands, except per share data)


                              YTD 2002   Q-4 02    Q-3 02    Q-2 02    Q-1 02
    Revenues
    Investment banking:
      Underwriting            $76,556    $8,890   $30,108   $25,248   $12,310
      Corporate finance        58,595    11,119    26,175     9,827    11,474
      Investment gains          8,725     4,312     2,627     1,595       191
    Institutional brokerage:
      Principal transactions   27,512     6,339     5,743     8,372     7,058
      Agency commissions       35,672     8,344     8,629     9,954     8,745
    Asset management:
      Base management fees     28,956     8,119     7,208     7,633     5,996
      Incentive income         14,258     5,291     4,282     2,902     1,783
      Net investment income
       (loss)                  16,276     4,474    (2,737)    8,517     6,022
      Technology sector
       investment and
       incentive income
      (loss)                  (5,622)      111    (2,202)   (2,432)   (1,099)
    Principal investment:
      Interest                    -         -         -         -         -
      Realized gains              -         -         -         -         -
      Dividends                   -         -         -         -         -
    Other                       7,275     1,868     1,879     1,638     1,890
                              --------  --------  --------  --------  --------
         Total revenues       268,203    58,867    81,712    73,254    54,370
                              --------  --------  --------  --------  --------
    Expenses
    Compensation and
     benefits                 147,072    31,617    45,725    38,411    31,319
    Business development &
     professional services     30,589     7,545     8,650     7,982     6,412
    Clearing and brokerage
     fees                       5,353     1,467     1,443     1,817       626
    Occupancy & equipment       8,838     2,274     2,309     2,046     2,209
    Communications              8,185     1,910     2,009     2,187     2,079
    Interest expense            2,073       665       608       430       370
    Other operating expenses   10,652     2,608     2,976     2,602     2,466
                              --------  --------  --------  --------  --------
         Total expenses       212,762    48,086    63,720    55,475    45,481
                              --------  --------  --------  --------  --------
    Net income before taxes
     and extraordinary gain    55,441    10,781    17,992    17,779     8,889

    Income tax provision        3,035       692     2,343       -         -
                              --------  --------  --------  --------  --------
    Net income before
     extraordinary gain       $52,406   $10,089   $15,649   $17,779    $8,889

    Extraordinary gain          1,413       -         -         -       1,413
    Income tax provision on
     extraordinary gain           536       -         536       -         -

    Net income                $53,283   $10,089   $15,113   $17,779   $10,302
                              ========  ========  ========  ========  ========
    Net income before taxes
     and extraordinary gain
     as a percentage of
     revenue                    20.7%     18.3%     22.0%     24.3%     16.3%

    ROE (annualized)            24.8%     16.8%     26.7%     34.4%     21.7%

    Total shareholders'
     equity                  $245,165  $245,165  $234,625  $218,368  $194,590

    Basic earnings per share    $1.16     $0.22     $0.33     $0.39     $0.23
    Diluted earnings per
     share                      $1.10     $0.21     $0.31     $0.36     $0.22

    Ending shares
     outstanding (in
     thousands)                46,456    46,456    46,396    46,339    45,751

    Book value per share        $5.28     $5.28     $5.06     $4.71     $4.25

    Gross assets under
     management (in
     millions)
    Managed accounts         $6,538.0  $6,538.0  $7,356.0  $4,152.3  $2,757.7
    Hedge & offshore funds      247.0     247.0     232.3     216.0     209.2
    Mutual funds              1,188.5   1,188.5   1,071.2   1,313.4   1,270.4
    Private equity funds         34.7      34.7      41.7      46.1      46.4
    Technology sector funds      63.8      63.8      54.0      56.6      60.4
         Total               $8,072.0  $8,072.0  $8,755.2  $5,784.4  $4,344.1

    Net assets under
     management (in
     millions)
    Managed accounts           $871.5    $871.5    $849.7    $748.5    $394.5
    Hedge & offshore funds      162.4     162.4     162.9     188.5     157.7
    Mutual funds              1,173.3   1,173.3   1,064.4   1,297.7   1,214.1
    Private equity funds         30.9      30.9      40.1      45.5      45.5
    Technology sector funds      48.2      48.2      48.6      52.3      55.8
         Total               $2,286.3  $2,286.3  $2,165.7  $2,332.5  $1,867.6

    Productive assets under
     management (in
     millions)
    Managed accounts         $6,538.0  $6,538.0  $7,356.0  $4,152.3  $2,757.7
    Hedge & offshore funds      162.4     162.4     162.9     188.5     157.7
    Mutual funds              1,173.3   1,173.3   1,064.4   1,297.7   1,214.1
    Private equity funds         91.2      91.2      92.5      94.8      95.3
    Technology sector funds     249.0     249.0     248.5     248.1     249.3
         Total               $8,213.9  $8,213.9  $8,924.3  $5,981.4  $4,474.1

    Employee count                481       481       464       445       441


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

    ASSETS                                        30-Jun-03        31-Dec-02

    Cash and cash equivalents                      $116,015          $90,007
    Receivables                                      75,092           28,122
    Due from clearing broker                         31,292           43,146
    Investments:
      Mortgage-backed securities, at fair
       value                                      8,135,379           38,505
      Trading securities, at market value             5,469            8,298
      Long-term investments                         236,247          150,447
    Bank loans, net                                  12,086           15,052
    MMA acquired management contracts                16,972           17,629
    Goodwill                                        108,013                -
    Building, furniture, equipment and
     leasehold improvements, net                      9,096            9,156
    Other assets                                      9,657            5,823
                                                 -----------       ----------
         Total assets                            $8,755,318         $406,185
                                                 ===========       ==========

    LIABILITIES AND SHAREHOLDERS' EQUITY

    Liabilities:
    Trading account securities sold
     short, at market value                          $2,629          $19,932
    Repurchase agreements                         7,417,418           16,352
    Interest rate swaps                              10,275                -
    Accounts payable and accrued expenses            33,800           16,412
    Accrued compensation and benefits                34,592           41,255
    Bank deposits                                    55,002           51,215
    Short-term loans payable                         40,000           10,588
    Long-term debt                                   25,509            5,266
         Total liabilities                        7,619,225          161,020

    Shareholders' equity:
    Common stock, 140,071 and 50,456 shares           1,401              505
    Additional paid-in capital                      996,448          211,724
    Employee stock loan receivable including
     accrued interest (3,984 and 4,000
     shares)                                        (24,824)         (24,182)
    Accumulated other comprehensive income           91,677            4,345
    Retained earnings                                71,391           52,773
                                                 -----------       ----------
         Total shareholders' equity               1,136,093          245,165
                                                 -----------       ----------

         Total liabilities and                   -----------       ----------
          shareholders' equity                   $8,755,318         $406,185
                                                 ===========       ==========
    Book Value per Share                              $8.35            $5.28

    Shares Outstanding                              136,087           46,456

    The following unaudited pro forma consolidated results for the six months ended June 30, 2003 and 2002 and three months ended June 30, 2002 have been prepared based on the requirements of SEC Regulation S-X, Article 11, assuming the company's merger with FBR Asset had occurred on January 1, 2002. Because the merger was completed on March 31, 2003, the company's results for the three months ended June 30, 2003 include the effects of the merger and are presented here for comparative purposes.


                                                    Three Months Ended
                                                         June 30,
                                                2003                   2002
    Gross revenues, as reported               $148,439                $73,254
    Net revenues, as reported (1)              128,718                 72,824
    Net earnings before extraordinary
     gain, as reported                          58,772                 17,779
    Gross revenues, pro forma                   n/a                   $98,791
    Net revenues, pro forma                     n/a                    85,915
    Net earnings before extraordinary
     gain, pro forma                            n/a                    31,643
    Earnings per common share
        Basic before extraordinary gain,
         as reported                             $0.43                  $0.39
        Diluted before extraordinary
         gain, as reported                       $0.43                  $0.36
        Basic before extraordinary gain,
         pro forma                              n/a                     $0.30
        Diluted before extraordinary
         gain, pro forma                        n/a                     $0.29

                                                      Six Months Ended
                                                         June 30,
                                                 2003                  2002
    Gross revenues, as reported                $197,978              $127,624
    Net revenues, as reported (1)               176,611               126,824
    Net earnings before extraordinary
     gain, as reported                           64,495                26,668
    Gross revenues, pro forma                  $245,222              $163,473
    Net revenues, pro forma                     202,929               150,131
    Net earnings before extraordinary
     gain, pro forma                             90,321                52,143
    Earnings per common share
        Basic before extraordinary gain,
         as reported                              $0.70                 $0.58
        Diluted before extraordinary
         gain, as reported                        $0.69                 $0.56
        Basic before extraordinary gain,
         pro forma                                $0.67                 $0.55
        Diluted before extraordinary
         gain, pro forma                          $0.66                 $0.54

    (1) Revenues net of interest expense.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances.
These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, costs of borrowing, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, the realization of gains and losses on principal investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company's Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.
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